1 Value Driven Exelon Corporation Investor Handout August 20 and 21, 2007 Exhibit 99.1

Exelon Investor Relations Contacts
Inquiries concerning this presentation should
be directed to:
Exelon Investor Relations
10 South Dearborn Street
Chicago, Illinois 60603
312-394-2345
312-394-4082 (Fax)
For copies of other presentations,
annual/quarterly reports, or to be added to our
email distribution list please contact:
Felicia McGowan, Executive Admin Coordinator
312-394-4069
Felicia.McGowan@ExelonCorp.com
Investor Relations Contacts:
Chaka Patterson, Vice President
312-394-7234
Chaka.Patterson@ExelonCorp.com
JaCee Burnes, Director
312-394-2948
JaCee.Burnes@ExelonCorp.com
Marybeth Flater, Manager
312-394-8354
Marybeth.Flater@ExelonCorp.com
Len Epelbaum, Principal Analyst
312-394-7356
Len.Epelbaum@ExelonCorp.com

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk
Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of
Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Second Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk
Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon
Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, and PECO Energy
Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

Exelon.

Exelon.
Generation

ComEd.
An Exelon Company

PECO.
An Exelon Company

Exelon.

The Exelon Story – Value Driven
• Premier U.S. nuclear generator uniquely positioned to capture market opportunities through operational and commercial excellence
• Primary source of Exelon’s value going forward
• ~9% annual operating EPS growth since inception
• Continued strong growth trend through 2011
• Strong balance sheet and financial discipline
• New value return policy
• Experienced management team
• Predictable source of earnings through transition period;
preparing for 2011
• Completed the transition to a “wires-only” business with a regulatory recovery plan in place

Exelon
Exelon Generation
ComEd
An Exelon Company
PECO
An Exelon Company

’06 Earnings
(1)
:    $1,275M
’07E Earnings
(2)
:  $2,280 - $2,420M
’06 EPS
(1)
:   $1.88
’07 EPS Guidance
(2)
:     $3.40 - $3.60
Total Debt
(3)
: $1.8B
Credit Rating
(4)
: BBB+
The Exelon Companies
Nuclear, Fossil, Hydro & Renewable Generation
Power Marketing
‘06 Operating Earnings
(1)
:           $2.2B
‘07E Operating Earnings
(2)
:       $2.7 - $2.9B
‘07 EPS Guidance
(2)
:                   $4.00 - $4.30
Assets (12/31/06):                        $44.3B
Total Debt (12/31/06):                    $13.0B
Credit Rating
(4)
:                                   BBB
(1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS.
(2) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share.
(3) As of 12/31/06.
(4) Standard & Poor’s senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 8/10/07.
Pennsylvania
Utility
Illinois
Utility
’06 Earnings
(1)
:    $528M $455M
’07E Earnings
(2)
:              $65 - $125M $400 - $420M
’06 EPS
(1)
: $0.78 $0.67
’07 EPS Guidance
(2)
: $0.10 - $0.20 $0.60 - $0.65
Total Debt
(3)
: $4.6B $4.2B
Credit Ratings
(4)
:                  BBB- A-

Exelon

ComEd
An Exelon Company

PECO
An Exelon Company

Exelon
Generation

Multi-Regional, Diverse Company
Note: Megawatts based on Exelon
Generation’s ownership as of 12/31/06.
Midwest Capacity
Owned: 11,389 MW
Contracted: 4,791 MW
Total: 16,180 MW
ERCOT/South Capacity
Owned: 2,299 MW
Contracted: 2,900 MW
Total: 5,199 MW
New England Capacity
Owned: 622MW
Mid-Atlantic Capacity
Owned: 11,233MW
Total Capacity
Owned: 25,543 MW
Contracted: 7,691 MW
Total: 33,234 MW
Electricity Customers: 1.6M
Gas Customers:  0.5M
Electricity Customers:  3.8M
Generating Plants              %MW
Nuclear
Hydro
Coal/Oil/Gas Base-load
Intermediate
Peaker
51
5
10
10
24

  $3.22
$3.10
$2.78
$2.61
$2.41
$2.24
$1.93
2000 2001 2002 2003 2004 2005 2006
Q2 2007 Highlights
• Strong financial and operating results
- Higher wholesale margins on energy sales
- Favorable weather conditions
- Partially offset by lower nuclear output reflecting more
refueling outage days, lower net income at ComEd, and
higher O&M and D&A expense across Exelon
• ComEd and Generation agreed to a settlement on electric
rates and policy in Illinois
• FERC issued conditional order in ComEd’s transmission rate case
Q2 2007 earnings were primarily driven by higher energy margins at Generation and the end of ComEd’s regulatory transition period
(1) Excludes $0.02 per share unfavorable impact versus normal weather in Q2 2006 and $0.02 per share favorable impact versus normal weather in Q2 2007.
Financial Performance
$1.01
$1.03
Q2 2007
$0.87 Weather Normalized
(1)
$4.00
-
$4.30
$0.85 Operating
Adjusted (non-GAAP) Operating EPS
2007
Guidance
Q2 2006
Adjusted (non-GAAP) Operating EPS

2006 2007
$3.22
$0.78
$0.67
$1.88
$0.60 - $0.65
$3.40 - $3.60
$4.00 - $4.30
$0.10 - $0.20
2006 Operating
EPS Actual
2007 Operating
EPS Guidance
(1)
$ / Share
HoldCo/Other
ExGen
PECO
ComEd
$0.60 - $0.63
Note:  See “Key Assumptions” slide in Appendix.
(1) Earnings Guidance.
(2) GAAP Guidance revised on 7/25/07 from $4.10 - $4.40 per share.
2007 – 2011
Exelon Generation
ComEd
PECO
Exelon expects to see robust earnings growth over next five years driven by Exelon
Generation and ComEd’s recovery
Operating EPS
(1)
: $4.00 - $4.30 per share
GAAP EPS
(2)
: $3.70 - $4.00 per share
2007 Operating Earnings Guidance
ComEd regulatory recovery plan
Improving market fundamentals
Gas prices
Capacity values
Heat rates
End of IL and PA transition periods
Carbon regulation
Earnings Drivers

$0
$2
$4
$6
$8
$10
$12
$14
20% 25% 30% 35%
2011 Balance Sheet Capacity
(Illustrative)
Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions
Potential Uses of
Balance Sheet Capacity
Acquisitions or other
growth opportunities
Future unfunded liabilities
Buffer against potentially lower
commodity prices
Share repurchases or other
value return options
Note:  Data has not been updated since December 12, 2006 Investor Conference.
(1) Available Cash = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures. Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividends paid on common stock. Assumes annualized dividend of $1.76 per share in 2007, growing 5% annually; actual amounts may vary, subject to board approval.
(2) Assumes regulatory recovery plan at ComEd.
(3) See “FFO Calculation and Ratios” definitions slide. Adjusted FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest.
S&P “BBB” Target Range
Unadjusted FFO / Debt (2) Adjusted FFO / Debt (2) (3)
2011 FFO / Debt (Forecasted) (3)

10

2006 EPS RNF O&M Depreciation Interest Exp Other 2007 EPS Guidance
Exelon Generation 2007
Operating EPS
Earnings growth is driven by the expiration of the below-market ComEd PPA, favorable market conditions, and a contractual price increase in the PECO PPA
2006 Actual
2007 Guidance
$1.88
$1,275M
$1.73 $(0.13)
$0.07
$3.40 - $3.60
$2,280M - $2,420M
RNF
O&M Other
Note: See “Key Assumptions” slide in Appendix.
Key Items:
Inflation - ($0.06)
Pension & benefits - ($0.04)
Texas Construction & Operating
License - ($0.03)
Nuclear security - ($0.02)
Fewer refueling outages - $0.03
$25
+/- 500 Btu/KWh ATC
Heat Rate
$10
+/- $10/MW-Day
Capacity
$25 +/- $1/mmBtu Gas
2007
Market Sensitivities
As of 12/31/06
(After-Tax $M)
Depreciation
$(0.02)
Interest
Expense
$(0.02)

Exelon Generation Operating
Earnings Drivers: Next Five Years
Exelon Generation is poised for earnings growth over the next five years driven by the end of the IL and PA transition periods and its unique competitive position
2007 Guidance
Note: See “Key Assumptions” slide in Appendix.
(1) Differences in sensitivities are largely due to differences in the amount hedged in 2007 vs. 2011.
$2,280M - $2,420M
$660 N/A + $10/Ton Carbon
$340 $25 +/- 500 Btu/KWh ATC Heat rate
$50 $10 +/- $10/MW-Day Capacity
$390 $25 +/- $1/mmBtu Gas
2011 2007
Market Sensitivities (1)
As of 12/31/06
(After-Tax $M)
Exelon Generation’s
Competitive Position
Large, low-cost, low-emissions,
exceptionally well-run nuclear fleet
Complementary and flexible fossil
and hydro fleet
Improving power market
fundamentals (heat rates and
capacity values)
Potential carbon restrictions

Valuing Exelon Generation
$ Millions
Revenue Net Fuel (2)
O&M and
Other Expenses
EBITDA (3) –
Hedged
EBITDA (3) –
Un-Hedged
Hedged – 2007 Un-Hedged – 2007 (1)
Mid-
Atlantic
$2,650
$6,700
Midwest
$4,050
($2,600)
$4,100
$4,700
Un-hedged (“Open”) EBITDA plus upside from unique competitive position drives
Exelon Generation’s value
(1) Exelon Generation’s Un-hedged EBITDA assumes that the PECO load is priced at current market prices and removes the impact of
“in-the-money” hedges (prices as of 9/14/06).
(2) Exelon Generation’s estimated total Revenue Net Fuel of $6,700M reflects the Midwest, Mid-Atlantic, South and Other.
(3) Includes Nuclear Fuel Amortization; refer to last page of Appendix for a reconciliation of Net Income to EBITDA.

Exelon Generation

% of Market Price

lbs U308 (000's)

Nuclear Performance – Fuel Costs
Uranium market prices have increased, but
Exelon is managing its portfolio
• Reduced uranium demand by 25%
• Contracting strategy protects us and ensures
we are significantly below current spot market
prices through 2011
• Uranium is small component of total
production cost
• Expect long-term market price to decrease
due to increasing supply; stabilize based on
cost of production
Exelon Nuclear is managing fuel costs
Components of Exelon Nuclear's Fuel Cost in 2006
Uranium
21%
Conversion
4%
Fabrication
16%
Tax/Interest
1%
Nuclear Waste
Fund
18%
Enrichment
40%
Exelon Projected Uranium Portfolio
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2005 2006 2007 2008 2009 2010 2011
Contracted Supply 2003 Demand Projection
Current Demand Projection
Exelon Uranium Cost vs. Market
0
10
20
30
40
50
60
70
80
90
100
2007 2008 2009 2010 2011
Exelon average re-load price Projected market price

$18 per MWh, 8 year PTC for
first 6,000 MWe of new capacity
Cap of $125M per 1,000 MWe of
capacity per year
Protects against a decrease in
market prices and revenues
earned
Significantly improves EPS
Benefit will be allocated/ prorated
among those who:
• File COL by year-end 2008
• Begin construction (first
safety-related concrete) by
1/1/2014
• Place unit into service by
1/1/2021
Production Tax Credit (PTC)
Results in ability to obtain
non-recourse project
financing
Up to 80% of the project
cost, repayment within 30
years or 90% of the project
life
Need clarification of
implementation specifics
Availability of funds to
nuclear projects at risk given
latest program guidelines
Government Loan
Guarantee
“Insurance” protecting against
regulatory delays in
commissioning a completed
plant
• First two reactors would
receive immediate
“standby interest coverage”
including replacement
power up to $500M
• The next four reactors
would be covered up to
$250M after six months of
delay
Regulatory Delay “Backstop”
Energy Policy Act provides financial incentives and
reduced risk by way of production tax credits and
loan guarantees
Energy Policy Act – Nuclear Incentives

% Hedged Low End of Profit High End of Profit
Portfolio Management
Flexibility in our targeted financial hedge ranges allows us to be opportunistic while mitigating downside risk
90% - 98%
Prompt Year
(2008)
Target Financial Hedge
(1)
Range
50% - 70% 70% - 90%
Third Year
(2010)
Second Year
(2009)
(1) Percent Financially Hedged is our estimate of the gross margin that is not at risk due to a market price drop and assuming normal generation operating conditions. The formula is: Gross margin at the
5th
percentile / Expected Gross margin.
Power Team employs commodity hedging
strategies to optimize Exelon Generation’s
earnings:
Maintain length for opportunistic sales
Use cross commodity option strategies to
enhance hedge activities
Time hedging around view of market
fundamentals
Supplement portfolio with load following
products
Use physical and financial fuel products to
manage variability in fossil generation output

The transition to competitive power procurement allows Exelon Generation to capture the full market value of its generation portfolio and places more emphasis on hedging and risk management
37,500 Fossil & Hydro
139,750 Nuclear
184,550 Total
7,300 Forward & Spot Purchases
2007 Expected Total Supply (GWh)
PECO PPA
22%
Other Midwest
Sales
42%
Other Mid-
Atlantic Sales
13%
IL Auction
15%
Other South
Sales
8%
Portfolio Characteristics
2007 Expected Total Sales (GWh)

Fundamentals
The overbuild is ending in the
Eastern Interconnect
New build costs are increasing
rapidly and are difficult to project with
precision due to limited active construction
Cost of New Build Generation Construction
(1)
2,123
1,581
1,316
615
428
EIA ($/KW) S&P ($/KW)
700 CCGT
4,000 Nuclear
2,795 – 2,925 IGCC
2,438 Pulverized Coal
Gas CT
Technology
(1) Notes:
• EIA estimates from Annual Energy Outlook 2007; capital costs converted to
2006 dollars.
• S&P costs from Commodity Report, "Which Power Generation Technologies
Will Take the Lead in Response to Carbon Controls," May 11, 2007.
• Cost estimates from EIA and S&P are generic and do not take into account site-specific issues such as transmission and fuels access.
2007 2008 2009 2010 2011 2012 2013
Source: WoodMackenzie
Year New Capacity is Needed
VACAR
MRO
MAAC
NY
ERCOT
SPP
ECAR
NEPOOL
MAIN

$12.40
$10.30
$15.50
$1.50
$1.00
$102.51/MWh
(36-Month Price)
2006 Auction 2007 Auction
~ $35
$67.20 -
$67.50
~ $41
$98.88/MWh
(36-Month Price)
$57.70 -
$58.45
$102.51/MWh
(36-Month Price)
2006 Auction 2007 Auction
~ $35
$67.20 -
$67.50
~ $41
$98.88/MWh
(36-Month Price)
$57.70 -
$58.45
Full Requirements Cost
New Jersey BGS Auction for PSEG
ATC
Forward
Energy
Price
(1)
Full-Requirements Costs ($/MWh):
The higher full-requirements component is due to increases in costs associated with capacity and congestion
(1) Range of forward market prices that traded during the 2006 and 2007 auctions. The 2006 auction occurred on Feb. 6-7, 2006, and the 2007 auction occurred on Feb. 5-7, 2007.
$140/MW-Day
Transmission and Congestion
Migration Risk
and Volumetric
Risk
Capacity
Renewable
Energy
Load Shape and
Ancillary Services

PJM RPM 2007/2008 & 2008/2009
RPM will have limited impact on Exelon’s 2007 earnings due to current contracts and forward sales commitments
Eastern MACC
• 2007/2008 RPM auction:
$197.67/MW-day
• 2008/2009 RPM auction:
$148.80/MW-day
Rest of Market
• 2007/2008 RPM auction:
$40.80/MW-day
• 2008/2009 RPM auction:
$111.92/MW-day
Southwest MAAC
• 2007/2008 RPM auction:
$188.54/MW-day
• 2008/2009 RPM auction:
$210.11/MW-day
2007/2008 System
Total CTR Value = 4,599 MW
2008/2009 System
Total CTR Value = 5,128 MW
2007/2008 System Total
CTR Value = 5,134 MW
2008/2009 System Total
CTR Value = 4,717 MW
0 MW 0 MW N/A 0 MW Southwest MAAC
480 - 525 MW 480 - 525 MW NJ BGS
9,000 - 9,300 MW 9,000 - 9,300 MW PECO PPA
9,500 MW Eastern MAAC
6,600 - 6,800 MW 6,600 - 6,800 MW IL Auction 16,000 MW
(3)
Rest of Market
2008/09 2007/08 Obligation
Exelon Generation Capacity Obligation (2)
ExGen
Capacity (1)
RPM = Reliability Pricing Model CTR = Capacity Transfer Rights
(1)  All values are approximate.   (2) Not inclusive of all wholesale transactions.
(3) 2008/2009 ExGen Rest of Market Capacity decreases to 15,100 MW due to the roll-off of several PPAs.

Increase in ExGen's Net Income ($ Millions)
Increase in ATC Price ($/MWh)

-
500
1,000
1,500
2,000
2,500
3,000
0 5 10 15 20 25 30 35 40 45
Carbon Credit ($/Ton)
0
5
10
15
20
25
30
35
40
Carbon Value
Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation
(1) As of 7/23/07.
(2) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1.
(3) The Energy Information Administration (EIA) valuation of the McCain Lieberman Bill, EIA report number SR/OIAF/2003-02.
(4) Low Carbon Economy Act initial “Technology Accelerator Payment” (TAP) price in 2012. Allowance price increases at 5% above the rate of inflation thereafter.
Note: Assumes below $45/ton carbon cost, no carbon reduction technology (e.g., sequestration) is economical.
EXC Market Sensitivity
2011: $10/ton
Europe Carbon Trading
2011: $28.20/ton (1)
Midwest
~90,000 GWhs in Midwest nuclear
portfolio
~55% of time coal on the margin
~40% of time gas on the margin
Mid-Atlantic
~50,000 GWhs in Mid-Atlantic
nuclear portfolio
~45% of time coal on the margin
~50% of time gas on the margin
Carbon Value
(2011 Assumptions)
McCain Lieberman Bill (3)
2010-11: $22/ton
Assumes Open Position at Exelon Generation
EIA Carbon Case (2)
2010: $31/ton
Bingaman Specter (4) : $12/ton

Current Market Prices
1. 2004, 2005 and 2006 are actual settled prices.
2. Real Time LMP (Locational Marginal Price)
3. Next day over-the-counter market
4. Average NYMEX settled prices
5. 2007 information is a combination of actual prices through August 15, 2007 and market prices for the balance of the year
6. 2008 and 2009 are forward market prices as of August 15, 2007.
Units 2004
1
2005
2006
1
2007
5
2008
6
2009
6
PRICES (as of August 15th, 2007)
PJM West Hub ATC ($/MWh) 42.35
2
60.92
2
51.07
2
57.94 62.75 64.45
PJM NiHub ATC ($/MWh) 30.15
2
46.39
2
41.42
2
44.67 46.98 47.72
NEPOOL MASS Hub ATC ($/MWh)
52.13
2
76.65
2
59.68
2
66.36 76.58 77.96
ERCOT North On-Peak ($/MWh) 49.53
3
76.90
3
60.87²
61.37 74.18 75.54
Henry Hub Natural Gas ($/MMBTU) 5.85
4
8.85
4
6.74
4
7.25 8.46 8.62
WTI Crude Oil ($/bbl) 41.48
4
56.62
4
66.38
4
66.08 70.72 69.68
PRB 8800 ($/Ton) 5.97 8.06 13.04 9.67 10.80 11.50
NAPP 3.0 ($/Ton) 60.25 52.42 43.87 45.60 47.50 48.75
ATC HEAT RATES (as of August 15th, 2007)
PJM West Hub / Tetco M3 (MMBTU/MWh) 6.40 6.30 6.98 7.15 6.66 6.69
PJM NiHub / Chicago City Gate (MMBTU/MWh) 5.52 5.52 6.32 6.27 5.63 5.52
ERCOT North / Houston Ship Channel (MMBTU/MWh) 7.53 8.21 8.28 7.82 8.02 7.95
1

Market Price Snapshot
7.4
7.6
7.8
8
8.2
8.4
8.6
8.8
9
9.2
9.4
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
55
60
65
70
75
80
85
90
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
8.84
8.94
9.04
9.14
9.24
9.34
9.44
9.54
9.64
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
2008
2009
7.1
7.2
7.3
7.4
7.5
7.6
7.7
7.8
7.9
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
2009
2008
2008 PJM-West
2009 PJM-West
2009 Ni-Hub
2008 Ni-Hub
As of August 15, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
2008
2009
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak
Forward Prices
PJM-West On-Peak Implied Heat Rate Ni-Hub On-Peak Implied Heat Rate

Market Price Snapshot
25
27
29
31
33
35
37
39
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
40
42
44
46
48
50
52
54
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
35
37
39
41
43
45
47
49
51
53
55
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
50
52
54
56
58
60
62
64
66
68
70
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
As of August 15, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
PJM-West ATC Forward Prices
2008
2009
PJM-West Wrap Forward Prices
2008
2009
NIHUB ATC Forward Prices
NIHUB Wrap Forward Prices
2009
2008
2009
2008

Market Price Snapshot
7
7.5
8
8.5
9
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
57
59
61
63
65
67
69
71
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
7.8
7.85
7.9
7.95
8
8.05
8.1
8.15
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
2008
2009
49
51
53
55
57
59
61
63
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
2009
2008
2008
2009
As of August 15, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.
2008
2009
Houston Ship Channel Natural Gas
Forward Prices
ERCOT ATC Forward Prices
ERCOT ATC v. Houston Ship Channel
Implied Heat Rate
ERCOT Wrap Forward Prices

Market Price Snapshot
67
69
71
73
75
77
79
81
83
1/2/07 2/2/07 3/2/07 4/2/07 5/2/07 6/2/07 7/2/07 8/2/07
ERCOT On-Peak Forward Prices
2008
2009
As of August 15, 2007. Source: OTC quotes and electronic trading system. Quotes are daily.

27

2006 EPS Weather RNF O&M Depreciation /
Amortization
Interest Expense Other 2007 EPS
Guidance
ComEd 2007 Operating EPS
As a “wires-only” company, ComEd is expected to earn less on an operating basis in 2007 than in prior years due to the end of the transition period in Illinois and related transition revenues.  The unfavorable ICC Order in the Distribution Case and continued regulatory lag further reduces ComEd’s 2007 earnings
2006 Actual
RNF
O&M
Depreciation /
Amortization
Interest
Expense
Other
$0.10 - $0.20
$65M - $125M
$0.78
$528M
$(0.51)
$(0.09)
$0.00
$(0.06)
2007 Guidance (2)
Note: See “Key Assumptions” slide in Appendix.
(1) Variance driven by nonrecurring credit in 2006.
(2) Reflects the 12/20/06 ICC amended order on the rehearing of ComEd’s Distribution Rate Case.
$0.02
Key Items:
Recovery of Manufactured
Gas Plant cost  - ($0.04) (1)
Inflation - ($0.02)
Pension & benefits - ($0.02)
$0.01
Weather
Depr. - ($0.02)
Amort. - $0.02

ComEd Operating Earnings:
Next Five Years
2011
(1)
2011 Assumptions (1)
Rate base: ~$9.6B
Equity (2) : ~45%
ROE: ~10%
2007 Guidance
Note: See “Key Assumptions” slide in Appendix.
(1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results.
(2) Reflects equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2007 is 58%.
After 2007, ComEd’s earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns
$65M - $125M
~$430M
2006 Actual
$528M
2007 Assumptions
Rate Base: ~$8.1B
Equity (2) : ~43%
ROE: ~2.0 – 3.5%
ComEd Highlights
IPA and new procurement process
Roll-out of customer rate relief
programs per the IL Settlement
Regulatory recovery plan
-
Transmission formula rate approved
by FERC, effective May 1, 2007
(subject to hearing and potential
refund)
-
Distribution rate case filing expected
late 3Q07; decision expected 11
months after filing
Rate Design docket (No. 07-0166)

30

Topics for Today’s Discussion
Legislative Overview & Update
• Current activity
• Special Session agenda
• Governor’s Energy Independence Strategy – Legislative Package
Procurement Models
Regulatory Overview & Update
• PAPUC Rulemaking
• Default Service Provider Regulations/Policy
PECO Post-2010 Strategy

Legislative Overview
The Pennsylvania General Assembly introduced four bills that would enable elements of Governor Rendell’s Energy Independence Plan
One of the four bills, HB 1203, was passed by the General Assembly and was signed into law on July 17, 2007
• HB 1203 amends the Alternative Energy Portfolio Standards (AEPS) Act by
increasing solar obligations and modifying standards that utilities must meet in order to obtain “force majeure” waiver from PAPUC
A bill not originally part of the Governor’s Energy Initiative, HB 1530, was passed by the General Assembly and signed into law on July 17, 2007
• Supported by Duquesne Energy, US Steel and ATI
• Allows all distribution companies to provide long-term, fixed price contracts for customers with peak demands of 15 MW or greater
• Allows Duquesne to own generation to serve customers with peak demands of 20 MW or greater (3-year window to enter into a contract or acquire generation)
Legislature agreed to hold a Special Session on Energy Policy set to begin on September 17, 2007

Senate has agreed to take up the following topics in the Special Session:
• Investment in clean and renewable energy and incentives for conservation without new taxes
• Legislation to set standards for liquid fuels
Additional legislation supporting the Governor’s Energy Independence
Strategy is still under consideration in the Legislature; elements of those bills may be considered in the Special Session:
• Procurement
• Conservation and renewable power
• Rate increase phase-in plan
• System benefits charge to support $850M bond initiative
• Smart meters and time-of-use pilot
• Micro-grids
• Pennsylvania Energy Development Authority (PEDA) energy procurement authority
• Alternative fuels
Special Session Agenda

Governor’s Energy Independence
Strategy – Legislative Package
HB 1200 – PEDA
Authorization
HB 1203 – Renewable
Portfolio Standards
Amendment
HB 1202 – Liquid
Fuels Bill
• Procurement using the portfolio model with “lowest reasonable rates” and prioritizes demand side management and
alternative energy resources
• Allows for long-term, cost-based rates for larger energy users
• Provides for 3-year phase-in of rate increases for all customers
• Establishes system benefits charge of 0.5 mills/KWh
• Mandates time-of-use pilot for all customers and full
deployment of “smart meter” program in 6 years
• Authorizes Pennsylvania Energy Development Authority
(PEDA) to spend the $850M of proceeds from securitization of systems benefit charge
• Provides PEDA right to “acquire, buy and sell electric power”
• Accelerates the minimum thresholds for the acquisition of
Solar/Photovoltaic as Tier-1 Resource
• Force Majeure language modified to consider “good faith
effort” by utilities to procure renewable energy
• Sets standards for ethanol content in transportation fuels
• Sets standards for bio-diesel content of diesel fuel
HB 1201 – PAPUC
Statute Bill

Summary of PAPUC Rulemakings
It will likely be effective
immediately, as it is a
policy statement
Expected in the Fall
2007
Will address the
benefits of DSR/EE and
requirements for utilities
to implement such
programs
Demand Side Response
Energy Efficiency
(DSR/EE)
May 17, 2007 Issued May 10, 2007 Discusses consumer
education, conservation
and energy efficiency,
impact on low income
customers
Mitigation of Rate
Increases
May 10, 2007 Issued May 10, 2007 Reflects the PAPUC’s
current thinking on
application of the
regulations
Default Service
Policy Statement
Expected in September
2007
Issued May 10, 2007 Addresses issues
around procurement,
rate design, cost
recovery, filing
requirements
Default Service
Regulations
Effective Date Final Order Description Rulemaking

Default Service Provider
Regulations/Policy
Procurement
• Competitive process but no statewide auction
• Utility run RFPs or auctions are preferred; portfolio approach is allowed
• Staggered auctions/RFPs to avoid high market risk
• Long term contracts limited to renewable resources
• Non-renewable contracts limited to 1-3 years
• Encourages spot market purchases for a portion of supply
Cost Recovery
• Full cost recovery, no prudence review
• Reconciliation not required but is mandatory for AEPS
Rate Design
• Preference for a single price for each rate class
• Eliminates declining block rates and demand charges
• Frequent rate changes – quarterly or monthly, to better track the market
• Hourly or monthly pricing for large customers
Mitigation
• Provides for an opt-in phase-in for increases of >25% for
customers <25 KW; must be competitively neutral
• Transition period of up to 3 years for rate design changes
• Statewide education program
• Utility specific education plans to be filed by 12/31/2007
• Encourages energy efficiency and demand response

PECO Post-2010 Strategy
• PECO to propose an auction approach to conduct multiple
procurements prior to 2011
• May offer 1-year fixed rate for large energy users
• Requirement for some spot market purchases
• PECO will file its individual Customer Education Plan with
PAPUC by 12/31/07
• Participate in PAPUC Working Group to develop effective
statewide campaign
• Expect PAPUC action on DSR/EE in
4th
quarter 2007
• PECO to begin real-time pricing pilot for 300 customers
in 2008
• Plan to expand current offerings and add new programs,
based upon PAPUC rules and cost recovery
Procurement
Rate Stabilization
Consumer Education
Demand Side
Response & Energy
Efficiency (DSR/EE)
• Procurement plan will include early, staggered procurement
• Rate increase phase-in for residential & small commercial
customers offered on an opt-in basis if rate increase > 25%
• Three-year phase-out to minimize impact of rate design
changes

38 Additional Slides

2011
PECO Average Electric Rates
(1)  Rates increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear
Decommissioning Cost Adjustment.
2.59 2.59 2.59
0.46 0.46 0.46
2.70 2.70 2.70
4.92
5.43 5.43
2006 2007 2008 - 2010
Energy / Capacity
Competitive
Transition Charge
Transmission
Distribution
10.67¢
11.18¢
11.18¢
Unit Rates (¢/kWh) (1)
Electric Restructuring Settlement
+4.8%
CTC terminates at year-end 2010
Energy / Capacity price is expected to
increase; price will reflect associated
full requirements costs (including
capacity, load shaping, ancillary
services, line losses, transmission
congestion and gross receipts tax)
PECO’s 2011 full requirements price is
expected to differ from PPL’s first
auction price due, in part, to the timing
of the procurement and locational
differences
Rates will vary by customer class and
will depend on legislation and
approved procurement model
Post-Transition Factors

PECO
An Exelon Company

Impact on Competitive Markets

Procurement Models
Modified Full
Requirements
Procurement
Full-Blown
Integrated Resource
Planning
Horizontal
Procurement w/
Capacity-Based
Planning
Full Requirements
Auction
Horizontal
Procurement w/
Non-Discriminatory
Pricing
• Descending clock full requirements auction
• Limited uneconomic entry
Description
• Full requirements procurement, but change to RFP/pay as bid structure with longer-term contract for differences
• Delivery company procures financial blocks of power, but no discrimination based on resource type (e.g., renewable vs. other, new versus existing)
• Delivery company procures blocks of power plus conducts new resource-only RFPs for capacity
• Delivery company procures portfolio of supply contracts, conducts new resource-only RFPs for different types of resources, and possibly builds regulated plants as directed by regulators
Favorable
Unfavorable

Procurement Models (cont’d)
Vertical Procurement
Energy shortfall
• Upfront regulatory planning process
• Utility procures “standard” products
• Contracts are for fixed volume
• Utility manages risks
• All decisions subject to prudence review
Horizontal Procurement
Peak Demand
Excess energy
0 3 6 9 12 15 18 21 24
• Full Requirements
• Product is % of actual load
• Suppliers assume all risk
• Fixed price including risk
0 3 6 9 12 15 18 21 24

2006 EPS Weather RNF O&M Depreciation /
Amortization
Other 2007 EPS
Guidance
PECO’s operating earnings are expected to decrease slightly from 2006 to 2007 primarily due to increasing CTC amortization
2006 Actual (2) 2007 Guidance (2)
$0.67
$451M
$(0.07)
$0.04
$0.00
$(0.07)
$0.60 - $0.65
$400M - $420M
RNF
O&M
CTC
Amortization /
Depreciation
Other
PECO 2007 Operating EPS
Note: See “Key Assumptions” slide in Appendix.
(1) Variance primarily driven by nonrecurring credits in 2006.
(2) Adjusted for ($4M) preferred securities from HoldCo.
$0.05
Weather
Key Items:
Storms - $0.03
Inflation - ($0.01)
Pension & benefits - ($0.01)
Key Items:
ITC & R&D Credit (Net
of Fees (1) ) - ($0.05)
Taxes other than
income - ($0.03)
$0.00
Interest
Expense

PECO Operating Earnings:
Next Five Years
2011
(1)
2011 Assumptions (1)
Rate Base: ~$4.7B
Equity: ~50%
ROE: ~10%
2007 Guidance
$400M - $420M
PECO is expected to provide a predictable source of earnings to Exelon through the remainder of the transition period
~$235M
Note: See “Key Assumptions” slide in Appendix.
(1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis aswe apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results.
PECO Highlights
Legislative activity:
HB 1203 and HB 1530 signed by governor on
7/17/07
Other energy issues are expected to be
addressed in a special legislative session
scheduled for 9/17/07
PAPUC:
Issued POLR rules on 5/10/07
- PUC’s Final Default Service rules provide
competitive procurement framework with full
cost recovery
- PUC’s Price Mitigation Order focuses on
customer education to prepare customers for
potential rate increase
AEPS Act – PECO expects a recommendation
from the ALJ by the end of 3Q07 with a PUC
decision in 4Q07 on its early procurement filing of
3/07

44 Appendix – Key Assumptions, Projected 2007 Credit Measures & GAAP Reconciliation

Key Assumptions
7.60 6.56 8.41 Chicago City Gate Gas Price ($/mmBtu)
9.00 7.31 9.67 Tetco M3 Gas Price ($/mmBtu)
37.0 37.0 37.5 Effective Tax Rate (%)
(4)
0.9 0.6 1.3 ComEd
0.6 1.2 0.9 PECO
Electric Delivery Growth (%)
(3)
53 77 79 ComEd
98 98 95 PECO
Electric Volume Retention (%)
16.60 1.75 0.13 PJM West Capacity Price ($/MW-day)
44.30 1.75 0.13 PJM East Capacity Price ($/MW-day)
5.80 6.32 5.52 NI Hub Implied ATC Heat Rate (mmbtu/MWh)
44.00 41.42 46.39 NI Hub ATC Price ($/MWh)
6.60 6.98 6.30 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh)
59.50 51.07 60.92 PJM West Hub ATC Price ($/MWh)
8.00 6.74 8.85 Henry Hub Gas Price ($/mmBtu)
144,000 71,326 72,376 Total Genco Market and Retail Sales (GWhs)
(2)
40,500
(5)
119,354 121,961 Total Genco Sales to Energy Delivery (GWhs)
184,500 190,680 194,337 Total Genco Sales Excluding Trading (GWhs)
94.0 93.9 93.5 Nuclear Capacity Factor (%)
(1)
2007 Est. 2006 Actual 2005 Actual
(1) Excludes Salem.
(2) 2007 estimate includes Illinois Auction Sales.
(3) Weather-normalized retail load growth.
(4) Excludes results related to investments in synthetic fuel-producing facilities.
(5) Sales to PECO only.
Notes:  2005 and 2006 prices are average for the year.
2007 prices reflect observable prices as of 9/14/06.

Projected 2007 Key Credit Measures
62% – 52% 52% 53%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 49%
12% – 20% 18% 17% FFO / Debt
2.5x – 3.5x A- 4.4x 4.4x FFO / Interest PECO:
52% – 42% 58% 61%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 43%
25% – 40% 12% 10% FFO / Debt
3.5x – 5.5x BBB- 3.0x 3.0x FFO / Interest ComEd:
52% – 42% 40% 58%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 38%
25% – 40% 79% 41% FFO / Debt
3.5x – 5.5x BBB+ 12.4x 6.5x FFO / Interest Generation:
63%
28%
5.6x
Without PPA &
Pension / OPEB
55% – 45% 70%
Rating Agency Debt Ratio
Adjusted Book Debt Ratio: 54%
20% – 30% 22% FFO / Debt
3.2x – 4.5x BBB 4.6x FFO / Interest
Exelon Cons:
“BBB” Target
Range
(3)
S&P Credit
Ratings
(2)
With PPA &
Pension / OPEB
(1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement. Exelon, ComEd and PECO metrics exclude securitization debt. See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, and capital adequacy for energy trading. Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 8/10/07.
(3) Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO.
Exelon’s balance sheet is strong

FFO Calculation and Ratios (updated)
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
Adjusted Interest
FFO + Adjusted Interest
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal
Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
Rating Agency Capitalization
Rating Agency Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Total Adjusted Capitalization
Adjusted Book Debt
Debt to Total Cap
Note: Updated to reflect revised S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Use current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

GAAP EPS Reconciliation 2000-2002
2000 GAAP Reported EPS
$1.44
Change in common shares (0.53)
Extraordinary items (0.04)
Cumulative effect of accounting change --
Unicom pre-merger results 0.79
Merger-related costs 0.34
Pro forma merger accounting adjustments (0.07)
2000 Adjusted (non-GAAP) Operating EPS $1.93
2001 GAAP Reported EPS
$2.21
Cumulative effect of adopting SFAS No. 133 (0.02)
Employee severance costs 0.05
Litigation reserves 0.01
Net loss on investments 0.01
CTC prepayment (0.01)
Wholesale rate settlement (0.01)
Settlement of transition bond swap --
2001 Adjusted (non-GAAP) Operating EPS $2.24
2002 GAAP Reported EPS $2.22
Cumulative effect of adopting SFAS No. 141 and No. 142 0.35
Gain on sale of investment in AT&T Wireless (0.18)
Employee severance costs 0.02
2002 Adjusted (non-GAAP) Operating EPS $2.41

2004 GAAP Reported EPS $2.78
Charges associated with debt repurchases 0.12
Investments in synthetic fuel-producing facilities (0.10)
Employee severance costs 0.07
Cumulative effect of adopting FIN 46-R (0.05)
Settlement associated with the storage of spent nuclear fuel (0.04)
Boston Generating 2004 impact (0.03)
Charges associated with investment in Sithe Energies, Inc. 0.02
Charges related to the now terminated merger with PSEG 0.01
2004 Adjusted (non-GAAP) Operating EPS $2.78
2003 GAAP Reported EPS $1.38
Boston Generating impairment 0.87
Charges associated with investment in Sithe Energies, Inc. 0.27
Employee severance costs 0.24
Cumulative effect of adopting SFAS No. 143 (0.17)
Property tax accrual reductions (0.07)
Enterprises’ Services goodwill impairment 0.03
Enterprises’ impairments due to anticipated sale 0.03
March 3 ComEd Settlement Agreement 0.03
2003 Adjusted (non-GAAP) Operating EPS $2.61
GAAP EPS Reconciliation 2003-2005
2005 GAAP Reported EPS $1.36
Investments in synthetic fuel-producing facilities (0.10)
Charges related to the now terminated merger with PSEG 0.03
Impairment of ComEd’s goodwill 1.78
2005 financial impact of Generation’s investment in Sithe (0.03)
Cumulative effect of adopting FIN 47
2005 Adjusted (non-GAAP) Operating EPS
0.06
$3.10

GAAP Earnings Reconciliation
Year Ended December 31, 2006
776 - - 776 - Impairment of ComEd’s goodwill
(52) - - (52) - Recovery of debt costs at ComEd
(89) - - - (89) Nuclear decommissioning obligation reduction
(95) - - (95) - Recovery of severance costs at ComEd
$(83)
-
1
36
24
-
$(144)
Other
$2,175
1
18
58
24
(58)
$1,592
Exelon
$455
-
4
10
-
-
$441
PECO
$528
-
4
4
-
3
$(112)
ComEd ExGen
(in millions)
9 Severance charges
8 Charges related to now terminated merger with PSEG
$1,275 2006 Adjusted (non-GAAP) Operating Earnings (Loss)
1 Impairment of Generation’s investments in TEG and TEP
- Investments in synthetic fuel-producing facilities
(61) Mark-to-market adjustments from economic hedging activities
$1,407 2006 GAAP Reported Earnings (Loss)
Note: Amounts may not add due to rounding

GAAP EPS Reconciliation
Year Ended December 31, 2006
$3.22 (0.11) 0.67 $0.78 $1.88
2006 Adjusted (non-GAAP) Operating EPS
$2.35 (0.21) 0.65 (0.17) $2.08 2006 GAAP Reported EPS
-
-
-
-
-
0.05
0.04
-
Other
(1)
(0.14)
1.15
(0.08)
-
0.01
0.01
-
-
ComEd
(1)
-
-
-
(0.13)
0.01
0.01
-
(0.09)
ExGen
(1)
-
-
-
-
0.01
0.01
-
-
PECO
(1)
Exelon
1.15 Impairment of ComEd’s goodwill
(0.08) Recovery of debt costs at ComEd
0.03 Severance charges
(0.13) Nuclear decommissioning obligation reduction
(0.14) Recovery of severance costs at ComEd
0.09 Charges related to now terminated merger with PSEG
0.04 Investments in synthetic fuel-producing facilities
(0.09) Mark-to-market adjustments from economic hedging activities
Note: Amounts may not add due to rounding
(1) Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation
3 Months Ended June 30, 2006 and 2007
$0.85
2006 Adjusted (non-GAAP) Operating EPS
$0.95 2006 GAAP Reported EPS
Exelon
(0.13) Nuclear decommissioning obligation reduction
0.01 Charges related to now terminated merger with PSEG
0.08 Investments in synthetic fuel-producing facilities
(0.06) Mark-to-market adjustments from economic hedging activities
Note: Amounts may not add due to rounding
$1.03
2007 GAAP Reported EPS
$1.03 2007 Adjusted (non-GAAP) Operating EPS
(0.02) ComEd 2007 rate relief program
0.04 Investments in synthetic fuel-producing facilities
(0.02) Mark-to-market adjustments from economic hedging activities

2007 Earnings Outlook
Exelon’s outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following:
• costs associated with the Illinois electric rate settlement, including ComEd’s previously announced customer Rate Relief and Assistance Initiative
• mark-to-market adjustments from economic hedging activities
• investments in synthetic fuel-producing facilities
• significant impairments of intangible assets, including goodwill
• significant changes in decommissioning obligation estimates
• other unusual items
• any future changes to GAAP
GAAP guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP
Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Net income (loss)
+/- Cumulative effect of changes in accounting principle
+/- Discontinued operations
+/- Minority interest
+   Income taxes
Income (loss) from continuing operations before income taxes and minority interest
+  Interest expense
+  Interest expense to affiliates
- Interest income from affiliates
+  Depreciation and amortization
Earnings before interest, taxes, depreciation and amortization (EBITDA)
Reconciliation of Net Income to
EBITDA